                                                                   EXHIBIT 10.32

                                AMENDMENT NO. 7


          AMENDMENT NO. 7, dated as of June 8, 1998 (this "Amendment"), to the
                                                           ---------
Credit Agreement, dated as of May 19, 1993 (as amended by Amendment No. 1, dated as of August 9, 1993, Amendment No. 2, dated as of September 14, 1993, Amendment No. 3, dated as of May 12, 1994, Amendment No. 4, dated as of March 30, 1995, Amendment No. 5, dated as of February 29, 1996, and Amendment No. 6, dated as of December 20, 1996, thereto, the "Credit Agreement"), among HarperCollins
                                 ----------------
Publishers Inc., a Delaware U.S. corporation, HarperCollins (UK), an English company, News America FSI, Inc., a Delaware, U.S. corporation, News America Incorporated, a Delaware, U.S. corporation (successor by merger to Fox, Inc., successor by merger to News America Publishing Incorporated), News America Publications, Inc., a Delaware, U.S. corporation, Newscorp Investments Limited, an English company, News Securities B.V., a Netherlands corporation, News International plc, an English company, and News Limited, incorporated in South Australia, Australia, each of the Persons listed on the signature pages thereof under the headings "Guarantors", "Arrangers/Managing Agents", "Agents", "Co-Agents", "Lead Managers" and "Banks", respectively, and Citibank, N.A. and Citisecurities Limited, as Administrative Agent/Documentation Agent and Australian Agent, respectively. Unless otherwise defined herein, the capitalized terms defined in the Credit Agreement are used herein as therein defined.

          SECTION 1.  Amendment to the Credit Agreement.  The Credit Agreement
                      ---------------------------------
is, subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          The definition of "Termination Date" in Section 1.01 is hereby amended by deleting the reference to "June 30, 2002" contained therein and substituting "June 30, 2004".

          SECTION 2.  Conditions to Effectiveness.  This Amendment shall become
                      ---------------------------
effective when, and only when, the Administrative Agent has received counterparts of this Amendment executed by each Borrower, each Bank and the Administrative Agent, and acknowledged and consented to by each Guarantor.

          SECTION 3. Representations and Warranties of the Loan Parties.  Each
                     --------------------------------------------------
Loan Party represents and warrants as follows:

          (a) The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's Constitutive Documents, (ii) violate any applicable law, regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

          (b) All authorizations or approvals and other actions by, and all notices to and filings with, any governmental authority or regulatory body or any other third party that are required to be obtained or made by the Loan Parties for the due execution, delivery and performance by any Loan Party of this Amendment have been duly obtained, taken, given or made and are in full force and effect.

          (c) This Amendment has been duly executed and delivered by each Loan Party party hereto. This Amendment is the legal, valid and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms.

          (d) Each of the representations and warranties contained in the Credit Agreement is correct after giving effect to this Amendment, other than such representations and warranties that, by their terms, are stated to be true only as of a particular date and no event has occurred and is continuing on the date hereof that constitutes a Default or would constitute a Default after giving effect to this Amendment.

          SECTION 4.  Reference to and Effect on the Credit Agreement.
                      -----------------------------------------------

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

          SECTION 5.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6.  Governing Law.  This Amendment shall be governed by the
                      -------------
internal law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                    BORROWERS:
                    ---------

                    HARPERCOLLINS PUBLISHERS INC.


                    By:__________________________
                       Name:
                       Title:

                    HARPERCOLLINS (UK)


                    By:__________________________
                       Name:
                       Title:

                    NEWS AMERICA FSI, INC.


                    By:__________________________
                       Name:
                       Title:

                    NEWS AMERICA INCORPORATED


                    By:__________________________
                       Name:
                       Title:

                    NEWS AMERICA PUBLICATIONS, INC.


                    By:___________________________
                       Name:
                       Title:

                    NEWSCORP INVESTMENTS LIMITED


                    By:__________________________
                       Name:
                       Title:

                    NEWS INTERNATIONAL plc


                    By:__________________________
                       Name:
                       Title:

                    NEWS LIMITED (ACN 007871178)


                    By:__________________________
                       Name:
                       Title:

                    NEWS SECURITIES B.V.


                    By:__________________________
                       Name:
                       Title:

                    ADMINISTRATIVE AND DOCUMENTATION
                    --------------------------------
                      AGENT:
                      -----

                    CITIBANK, N.A.


                    By:__________________________
                       Name:
                       Title:


                    LENDERS:
                    --------

                    ABN AMRO BANK, N.V.


                    By:__________________________
                       Name:
                       Title:

                    BANK OF AMERICA


                    By:__________________________
                       Name:
                       Title:

                    BANKBOSTON, N.A.


                    By:__________________________
                       Name:
                       Title:

                    BANQUE NATIONALE DE PARIS


                    By:__________________________
                       Name:
                       Title:

                    CANADIAN IMPERIAL BANK OF COMMERCE


                    By:__________________________
                       Name:
                       Title:

                    THE CHASE MANHATTAN BANK


                    By:__________________________
                       Name:
                       Title:


                    COMMONWEALTH BANK OF AUSTRALIA


                    By:__________________________
                       Name:
                       Title:

                    CREDIT LYONNAIS


                    By:__________________________
                       Name:
                       Title:

                    CREDIT SUISSE FIRST BOSTON


                    By:__________________________
                       Name:
                       Title:

                    FLEET NATIONAL BANK


                    By:__________________________
                       Name:
                       Title:

                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                    By:__________________________
                       Name:
                       Title:

                    LLOYDS BANK plc


                    By:__________________________
                       Name:
                       Title:

                    MELLON BANK, N.A.


                    By:__________________________
                       Name:
                       Title:

                    MIDLAND BANK plc


                    By:__________________________
                       Name:
                       Title:


                    NATIONAL AUSTRALIA BANK LIMITED


                    By:__________________________
                       Name:
                       Title:

                    NATIONSBANK


                    By:__________________________
                       Name:
                       Title:

                    SOCIETE GENERALE


                    By:__________________________
                       Name:
                       Title:

                    THE BANK OF NEW YORK


                    By:__________________________
                       Name:
                       Title:

                    THE BANK OF NOVA SCOTIA


                    By:__________________________
                       Name:
                       Title:

                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                    By:__________________________
                       Name:
                       Title:

                    TORONTO DOMINION BANK
                    TD Securities (USA) Inc.


                    By:__________________________
                       Name:
                       Title:

                    WESTPAC BANKING CORPORATION


                    By:__________________________
                       Name:
                       Title:

                    DEUTSCHE BANK A.G.
                     NEW YORK AND/OR CAYMAN ISLANDS BRANCHES


                    By:__________________________
                       Name:
                       Title:

                                    CONSENT

                            Dated as of June 8, 1998

          Each of the undersigned as a Guarantor under the Credit Agreement referred to in the foregoing Amendment hereby consents to the said Amendment and hereby confirms and agrees that the Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as amended by said Amendment.

          This Consent may be executed in any number of counterparts each of which, when executed and delivered, shall constitute an original, but all executed counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.



                    FOX BROADCASTING COMPANY


                    By:__________________________
                       Name:
                       Title:

                    FOX TELEVISION STATIONS, INC.


                    By:_________________________
                       Name:
                       Title:

                    HARPERCOLLINS PUBLISHERS INC.


                    By:_________________________
                       Name:
                       Title:

                    HARPERCOLLINS (UK)


                    By:_________________________
                       Name:
                       Title:

                    THE HERALD AND WEEKLY TIMES
                      LIMITED (ACN004113937)


                    By:__________________________
                       Name:
                       Title:

                    NATIONWIDE NEWS PTY. LIMITED
                      (ACN 008438828)


                    By:__________________________
                       Name:
                       Title:

                    NEWS AMERICA FSI, INC.


                    By:__________________________
                       Name:
                       Title:

                    NEWS AMERICA INCORPORATED


                    By:__________________________
                       Name:
                       Title:

                    NEWS AMERICA PUBLICATIONS, INC.


                    By:__________________________
                       Name:
                       Title:

                    THE NEWS CORPORATION LIMITED
                      (ACN 007910330)


                    By:__________________________
                       Name:
                       Title:

                    NEWSCORP INVESTMENTS LIMITED


                    By:__________________________
                       Name:
                       Title:

                    NEWSCORP OVERSEAS LIMITED


                    By:__________________________
                       Name:
                       Title:

                    NEWS GROUP NEWSPAPERS LIMITED


                    By:__________________________
                       Name:
                       Title:

                    NEWS INTERNATIONAL plc


                    By:__________________________
                       Name:
                       Title:

                    NEWS LIMITED


                    By:__________________________
                       Name:
                       Title:

                    NEWS PUBLISHING AUSTRALIA LIMITED


                    By:__________________________
                       Name:
                       Title:

                    NEWS SECURITIES B.V.


                    By:__________________________
                       Name:
                       Title:

                    NEWS T INVESTMENTS, INC.


                    By:__________________________
                       Name:
                       Title:

                    NEWS TRIANGLE FINANCE, INC.


                    By:__________________________
                       Name:
                       Title:

                    TWENTIETH CENTURY FOX FILM
                       CORPORATION


                    By:__________________________
                       Name:
                       Title:

                    TWENTIETH CENTURY FOX HOME

                       ENTERTAINMENT, INC.


                    By:__________________________
                       Name:
                       Title:

                    TWENTIETH HOLDINGS CORPORATION


                    By:__________________________
                       Name:
                       Title: